Exhibit 99.2

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	December	2015
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	1/19/2016
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	1/19/2016
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	OCTOBER	NOVEMBER	DECEMBER
ASSETS
1.	UNRESTRICTED CASH	$295,821	$228,824	$639,314	$293,414
2.	RESTRICTED CASH	$101,555	$7	$7	$7
3.	TOTAL CASH	$397,376	$228,831	$639,322	$293,421
4.	ACCOUNTS RECEIVABLE (NET)	$143,949	$133,532	$133,532	$133,532
5.	INVENTORY
6.	NOTES RECEIVABLE	$8,912
7.	PREPAID EXPENSES	$343,387	$122,207	$99,366	$76,002
8.	OTHER (ATTACH LIST)	$49,475	$54,434	$54,317	$54,200
9.	TOTAL CURRENT ASSETS	$943,098	$539,004	$926,536	$557,154
10.	PROPERTY, PLANT & EQUIPMENT		$1,996,382	$1,996,382	$1,954,154	[6]
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$(1,881,353)	$(1,887,714)	$(1,852,007	) [6]
12.	NET PROPERTY, PLANT & EQUIPMENT	$299,672	$115,029	$108,667	$102,147
13.	DUE FROM INSIDERS	$74,265,951	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$662,950	$0	$0	$0
15.	OTHER (ATTACH LIST)	$13,513,629	$13,917,492	$14,158,827	$14,559,654
16.	TOTAL ASSETS	$89,685,300	$14,571,525	$15,194,031	$15,218,955
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$1,866,555	$969,423	$602,244	[4]
18.	TAXES PAYABLE		$90,454	$86,726	$75,917	[5]
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$4,942,561	$4,807,620	$66,923	4&7
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$5,179,974	$11,509,046	$18,967,484
23.	TOTAL POSTPETITION LIABILITIES		$12,079,543	$17,372,815	$19,712,567
PREPETITION LIABILITIES
24.	SECURED DEBT	undetermined	$5,976	$5,976	$5,976	[2]
25.	PRIORITY DEBT	undetermined	$90,306	$0	$0	[3]
26.	UNSECURED DEBT	$9,203,450	$686,588	$686,588	$686,588
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$9,203,450	$782,869	$692,564	$692,564
29.	TOTAL LIABILITIES	$9,203,450	$12,862,412	$18,065,378	$20,405,131
EQUITY
30.	PREPETITION OWNERS' EQUITY		$78,978,770	$78,978,770	$78,978,770
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(9,440,896)	$(11,835,724)	$13,457,560)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(67,828,761)	$(70,014,393)	$(70,707,385	) [1]
33.	TOTAL EQUITY		$1,709,113	$(2,871,347)	$(5,186,175)
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$14,571,525	$15,194,031	$15,218,955

[1]	This includes the following intercompany amounts shown below. The Schedule Amount related to this is shown under Item 13. Due From Insiders.

Due from Life Partners Holdings, Inc.	$77,591,547.43
Due from LPHI Management Services	$11,719.74
Due to LPI Financial Services, Inc.	$(6,895,881.84)
$70,707,385.33

[2]	Item 24. Secured Debt is accrued property taxes for the prepetition period of Jan. 1, 2015 thru May 19, 2015.
[3]	Item 25. Priority Debt -This prepetition liability for Texas Franchise Tax has been moved to LPHI's books.
[4]	Item 17. Accounts Payables includes $574,888.49 of invoices from bankruptcy professionals that would normally be included in Item 20. Professional Fees.
[5]	Accrued personal property taxes includes an adjustment to taxes as a result of the taxing authority changing the valuation of the airplane held on 1/1/15.
[6]	Reduction in Property Plant & Equipment is due to obsolete computer equipment disposed of and written off.
[7]	Item 20. Professional Fees reflects expenses accrued in excess of bankruptcy invoices allocated to LPI. Invoices have been allocated to LPI where the expense was accrued on the books of Life Partners Holdings, Inc., therefore, the books of Life Partners Holdings holds the majority of the liability for bankruptcy professional fees.

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	OCTOBER	NOVEMBER	DECEMBER
8. OTHER CURRENT ASSETS
8.	Pardo Family Holdings Trust (Advance to Price L. Johnson, PC)	$25,000	$25,000	$25,000	$25,000
8.	Pardo Family Holdings Trust (Advance to Kyle, Mathis & Lucas, LLP)	$15,505	$15,505	$15,505	$15,505
8.	ESP Communications Duplicate Payment	$7,500	$7,500	$7,500	$7,500
8.	Advance Trust & Life Escrow Services, LTA (Abandonment Premiums)		$5,064	$5,064	$5,064
8.	Purchase Escrow Services (Abandonment Premiums)		$-	$-	$-	[2]
8.	Employee Advances	$992	$0	$0	$0
8.	Notes Receivable-Employee	$477	$1,365	$1,248	$1,130
8
8.	TOTAL - OTHER CURRENT ASSETS	$49,475	$54,434	$54,317	$54,200
14. OTHER ASSETS - NET OF AMORTIZATION
14.	Woolly Mammoth & Other Prehistoric Artifacts	$662,950	$-	$-	$-	[1]
14.
14.
14.
14.
14.	TOTAL - OTHER ASSETS (Net of Amort.)	$662,950	$-	$-	$-
15. OTHER ASSETS
15.	TDL, LLC Misappropriation of Foreign Exchange Funds	$257,395
15.	Advance on Premiums paid by PES on behalf of investors	$13,083,062	$14,029,884	$14,234,508	$14,574,449
15.	Advance on Premiums paid by ATLES on behalf of investors	$136,291	$273,922	$310,633	$360,250
15.	Allowance for Bad Debts		$(5,483,317)	$(5,483,317)	$(5,483,317)
15.	Overpayments of Commissions Receivable	$36,881
15.	Deferred Income Tax Benefit		$4,632,419	$4,632,419	$4,632,419
15.	Policy Purchase		$123,591	$123,591	$123,591
15.	Capitalized Premiums on Policies Purchased		$325,436	$325,436	$336,704
15.	Deposits		$15,558	$15,558	$15,558
15.	TOTAL - OTHER ASSETS	$13,513,629	$13,917,492	$14,158,827	$14,559,654

POSTPETITION LIABILITIES
22.	Accrued Payroll		$58,048	$62,244	$29,808
22.	Accrued Vacation		$89,485	$86,131	$81,675
22.	Accrued 401K		$4,034	$3,941	$0
22.	401K Loan		$741	$730	$0
22.	Child Support & PR Garnishment		$152	$0	$0
22.	Loan From Maturities (Dkt 1127)			$6,328,486	$13,828,486
22.	Deferred Revenue		$5,027,515	$5,027,515	$5,027,515
22	TOTAL - OTHER POSTPETITION LIABILITIES		$5,179,974	$11,509,046	$18,967,484

[1]	Sold pursuant to court order Dkt.1053
[2]	These Abandonment Premiums were collected back from PES in October.

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		SEPTEMBER	OCTOBER	NOVEMBER	DECEMBER
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$17,060	$6,784	$4,278	$15,471
7.	TOTAL COST OF GOODS SOLD	$17,060	$6,784	$4,278	$15,471
8.	GROSS PROFIT	$(17,060)	$(6,784)	$(4,278)	$(15,471)
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$30,165	$30,165	$28,794	$33,223
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$270,143	$275,276	$254,337	$288,595
12.	RENT & LEASE	$14,178	$19,571	$14,940	$24,148
13.	OTHER (ATTACH LIST)	$8,558	$26,125	$23,846	$41,952
14.	TOTAL OPERATING EXPENSES	$323,044	$351,138	$321,916	$387,919
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(340,104)	$(357,922)	$(326,195)	$(403,389)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$(8,929)	$70,816	$(3,868)	$(3,604	) [1]
17.	NON-OPERATING EXPENSE (ATTACH LIST)	$0	$0	$0	$0
18.	INTEREST EXPENSE	$3	$(3)	$0	$0
19.	DEPRECIATION / DEPLETION	$6,871	$6,361	$6,361	$6,377
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$4,082	$(994)	$0	$(2,000)
22.	NET OTHER INCOME & EXPENSES	$2,027	$76,180	$2,493	$774
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$1,807,659	$2,557,607	$2,055,379	$1,201,718	[3]
24.	U.S. TRUSTEE FEES	$2,956	$7,549	$6,500	$7,000
25.	OTHER (ATTACH LIST)	$24,800	$1,405	$4,261	$8,955	[2]
26.	TOTAL REORGANIZATION EXPENSES	$1,835,415	$2,566,561	$2,066,140	$1,217,673
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(2,177,546)	$(3,000,664)	$(2,394,828)	$(1,621,836)

[1]	See supplement to MOR-2.
[2]	See Footnote 3 on Supplement To Accrual Basis-2.
[3]	Item 23. Prefessional Fees includes a $330,000 adjustment to fees previously recorded for Thompson & Knight per Docket 1325.

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		SEPTEMBER	OCTOBER	NOVEMBER	DECEMBER
OTHER OPERATING EXPENSES
13.	Bad Debt Expense
13.	Other Expense- Premium Expense	$8,558	$20,546	$12,910	$11,285
13.	Other Expense- BK Premiums		$5,579	$10,936	$15,738
13.	Legal & Professional Expense				$14,929
13.	Impairment Expense	$-	$-	$-	$-
13.	TOTAL - OTHER OPERATING EXPENSE	$8,558	$26,125	$23,846	$41,952
NON-OPERATING INCOME
16.	Interest Income	$3,883	$3,753	$3,868	$3,743
16.	Loss on Disposal of Fixed Assets				$(143)
16.	Loss on Sale of Ice Age Collection		$(156,067)	$-
16.	Life Assets Trust S.A. return		$77,998			[2]
16.	Gain on Sale of Egyptian Replicas		$3,500
16.	Gain on Sale of Assets	$5,000				[1]
16.	Other Income	$46	$-	$-	$4
16.	TOTAL NON-OPERATING INCOME	$8,929	$(70,816)	$3,868	$3,604
NON-OPERATING EXPENSE
17.			$-	$-	$-
17.
17.
17.
17.	TOTAL NON-OPERATING EXPENSE	$-	$-	$-	$-
OTHER EXPENSE
21.	Franchise Tax	$4,082	$(994)	$-	$-
21.	State Income Tax-Other	$-	$-	$-	$(2,000)
21.
21.
21.
21.	TOTAL OTHER EXPENSE	$4,082	$(994)	$-	$(2,000)
OTHER REORGANIZATION EXPENSES
25.	Transcription Services
25.	Relativity Hosting	$20,000	$1,405	$4,261	$8,955	[3]
25.	Privilege Log Export	$4,800				[3]
25.
25.	TOTAL OTHER REORGANIZATION EXP	$24,800	$1,405	$4,261	$8,955

[1]	Gain on sale of foxcart equipment sold along with the airport hangar pursuant to court order.
[2]	This is Life Partners' portion of the settlement reached between Life Assets Trust S.A.and Portigon Ag, New York Branch, due to the bank foreclosing on the assets of Life Assets Trust SA. Life Partners owned approximately 19.91% of Life Assets Trust S.A. Compartment A.
[3]	In previous months, this was shown as part of Item 23. Professional Fees on MOR-2 and has been reclassed this month to Item 25. Other Reorganization Expenses.

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		OCTOBER	NOVEMBER	DECEMBER	QUARTER
1.	CASH - BEGINNING OF MONTH	$343,712	$228,831	$639,322
RECEIPTS FROM OPERATIONS
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION	$32,926	$193,847	$137,964	$364,737
5.	TOTAL OPERATING RECEIPTS	$32,926	$193,847	$137,964	$364,737
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)		$6,328,486	$7,500,000	$13,828,486
7.	SALE OF ASSETS	$510,383			$510,383	[1]
8.	OTHER (ATTACH LIST)	$344,381	$9,184	$607,669	$961,235
9.	TOTAL NON-OPERATING RECEIPTS	$854,764	$6,337,670	$8,107,669	$15,300,104
10.	TOTAL RECEIPTS	$887,691	$6,531,517	$8,245,633	$15,664,840
11.	TOTAL CASH AVAILABLE	$1,231,403	$6,760,348	$8,884,954
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$116,986	$117,018	$190,860	$424,865
13.	PAYROLL TAXES PAID	$38,231	$38,587	$58,647	$135,465
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES	$19,756	$15,288	$23,249	$58,293
16.	UTILITIES	$11,250	$9,797	$7,935	$28,983
17.	INSURANCE	$2,596	$29,498	$50,944	$83,038
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES	$128	$95	$34	$257
20.	TRAVEL	$3,471	$1,160	$978	$5,609
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE	$2,666	$7,695	$6,470	$16,831
23.	SUPPLIES	$5,099	$3,256	$3,916	$12,271
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)	$779,600	$518,308	$701,125	$1,999,034
26.	TOTAL OPERATING DISBURSEMENTS	$979,785	$740,703	$1,044,158	$2,764,646
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$13,040	$5,378,918	$7,536,104	$12,928,062
28.	U.S. TRUSTEE FEES	$9,747			$9,747
29.	OTHER (ATTACH LIST)		$1,405	$11,271	$12,676
30.	TOTAL REORGANIZATION EXPENSES	$22,787	$5,380,323	$7,547,375	$12,950,485
31.	TOTAL DISBURSEMENTS	$1,002,572	$6,121,026	$8,591,533	$15,715,131
32.	NET CASH FLOW	$(114,881)	$410,490	$(345,900)	$(50,291)
33.	CASH - END OF MONTH	$228,831	$639,322	$293,421

[1]	Proceeds from sale of Ice Age Collection and replicas of Egyptian Artifacts pursuant to court order.

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		OCTOBER	NOVEMBER	DECEMBER	QUARTER

NON-OPERATING RECEIPTS-LOANS AND ADVANCES
6.	Loan From Maturities (Dkt 1127)		$6,328,486	$7,500,000	$13,828,486
6.					$-
6.	Total Loans and Advances	$-	$6,328,486	$7,500,000	$13,828,486

NON-OPERATING RECEIPTS-OTHER
8.	A/R Collections-Abandonment Refunds	$6,198			$6,198
8.	Flow Thru Premiums & Platform Fees	$5,372	$5,289		$10,661
8.	Transfer From LPIFS Checking Acct# 4069	$250,000		$600,000	$850,000
8.	Interest Income	$3,747	$3,864	$3,740	$11,351
8.	Other Inc-dividends on pd out policies			$4	$4
8.	Other Income-Life Assets Trust S.A. Settlement	$77,998			$77,998
8.	Return of retainer				$-
8.	Reimbursements & Refunds-COBRA insurance	$977		$1,904	$2,881
8.	Reimbursements & Refunds-Employee Advance	$25	$25		$50
8.	Reimbursements & Refunds-License & Fees				$-
8.	Reimbursements & Refunds-Tax			$2,000	$2,000
8.	Reimbursements & Refunds-Travel				$-
8.	Reimbursements & Refunds-Utilities	$30	$5		$35
8.	Reimbursements & Refunds-Other	$35		$21	$57
8.	Total Other Non-Operating Receipts	$344,381	$9,184	$607,669	$961,235

OTHER OPERATING DISBURSEMENTS
25.	Premiums Advanced	$715,090	$448,091	$538,807	$1,701,989
25.	Premiums-LPI Owned positions			$35,911	$35,911
25.	Bank Fees (Charged & Reversed)	$590	$606	$918	$2,114
25.	BK Premiums	$5,579	$10,936	$15,738	$32,253
25.	Courier Services	$3,171	$1,740	$795	$5,706
25.	Employee Relations	$200		$2,160	$2,360
25.	Flow Thru Premiums	$9,287	$5,289	$-	$14,577
25.	Licenses & Fees	$1,894	$2,103	$215	$4,212
25.	Medical Records		$1,300	$9,179	$10,479
25.	Medical Review Life Expectancy				$-
25.	Outside Services	$1,669	$1,547	$2,305	$5,522
25.	Payroll Garnishment	$304	$304	$-	$607
25.	Payroll-401K deductions	$9,464	$9,506	$15,724	$34,694
25.	PES Operating Exp		$30,765	$44,455	$75,220
25.	Software Licenses & Support	$4,080	$564	$231	$4,875
25.	Policy Administration Expense	$20,135	$4,712	$32,586	$57,433
25.	Refund Duplicate Payments	$845			$845
25.	Subscriptions	$507	$288	$1,975	$2,770
25.	Trust Fees/Cost Reimbursement	$6,784	$532	$100	$7,416
25.	Employee Loan & Advances		$25	$25	$50
25.	Total - Other Operating Disbursements	$779,600	$518,308	$701,125	$1,999,034

OTHER REORGANIZATION EXPENSES
29.	Transcription Services				$-
29.	Relativity Hosting	$-	$1,405	$11,271	$12,676
29.	Privilege Log Export				$-
29.	Total - Other Reorganization Expenses	$-	$1,405	$11,271	$12,676

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	OCTOBER	NOVEMBER	DECEMBER
1.	0-30	$139,890	$669,205	$241,905	$388,960
2.	31-60	$279,914	$37,952	$669,196	$241,896
3.	61-90	$77,762	$6,472	$37,052	$648,665
4.	91+	$12,721,787	$13,590,176	$13,596,987	$13,655,179
5.	TOTAL ACCOUNTS RECEIVABLE	$13,219,353	$14,303,805	$14,545,140	$14,934,699	[1]
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$5,163,790	$5,483,317	$5,483,317	$5,483,317	[1]
7.	ACCOUNTS RECEIVABLE (NET)	$8,055,563	$8,820,488	$9,061,823	$9,451,382	[1]

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	December 2015

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0				$0
2.	STATE	$0				$0
3.	LOCAL	$75,917				$75,917
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$75,917	$0	$0	$0	$75,917

6.	ACCOUNTS PAYABLE	$33,715	$564,116	$0	$4,412	$602,244

STATUS OF POSTPETITION TAXES			MONTH:	December 2015

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$8,421	$17,879	$26,301	$0
2.	FICA-EMPLOYEE	$4,556	$11,541	$16,097	$0
3.	FICA-EMPLOYER	$4,556	$11,541	$16,097	$0
4.	UNEMPLOYMENT	$0			$0
5.	INCOME	$0			$0
6.	OTHER (ATTACH LIST)	$0			$0
7.	TOTAL FEDERAL TAXES	$17,533	$40,962	$58,495	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT	$101	$51	$152	$0
12.	REAL PROPERTY	$0			$0
13.	PERSONAL PROPERTY	$69,092	$6,824		$75,917	[2]
14.	OTHER (ATTACH LIST)	$0			$0	[3]
15.	TOTAL STATE & LOCAL	$69,193	$6,875	$152	$75,917
16.	TOTAL TAXES	$86,726	$47,838	$58,647	$75,917

[1]	These amounts are reported in detail on SUPPLEMENT TO MOR-1 under Item 15. Other Assets.
[2]	The figures shown here do not include $5975.51 accrued for the prepetition period of Jan. 1, 2015 thru May 19, 2015 and include an adjustment to the calendar year 2015 tax accrual resulting from the taxing authority changing the valuation of the aircraft held on 1/1/15.
[3]	Item 14. Other is accrual of Texas Franchise Tax and has been moved to LPHI books.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

BANK RECONCILIATIONS			MONTH:	December 2015

		Account #1	Account #2	Account #3
A.	BANK:	Bank of Texas	Bank of Texas
B.	ACCOUNT NUMBER:	4080	4091		TOTAL
C.	PURPOSE (TYPE):	Checking	Checking
1.	BALANCE PER BANK STATEMENT	$136,962	$276,038		$413,000
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$49,278	$73,233		$122,512
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$87,684	$202,804	$0	$290,488
6.	NUMBER OF LAST CHECK WRITTEN	1729	1017

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	TD Bank, Life Partners, Inc. Acct 70-T202-01-2	unknown	MoneyMarket		$7
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$7

CASH

12.	CURRENCY ON HAND	$2,926.24	[1]

13.	TOTAL CASH - END OF MONTH	$293,421

1 Item 12. Currency On Hand includes:	Petty Cash	$1,000.00
	PayPal	$396.21
	Prepaid Visa	$1,530.03

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

PAYMENTS TO INSIDERS AND PROFESSIONALS	MONTH:	December 2015

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Mark Embry	Salaries/Expense Reimbursement	$20,942	$95,859
2.	Advance Trust & Life Escrow Svcs	Premium Remittance/Cost Reimb	$49,717	$362,211
3.	Life Partners Holdings, Inc.	Rent & Return deposit in error		$113,565
4.	LPI Financial Services, Inc.	Forward Platform Fees		$2,037
5.	Purchase Escrow Services, LLC	Premium Remittance/Cost Reimb	$568,654	$2,787,621
6.	Colette Pieper	Salaries/Expense Reimbursement	$21,692	$101,637
7.	Debora J. Carr	Salaries/Expense Reimbursement	$6,375	$27,000
8.	TOTAL PAYMENTS TO INSIDERS		$667,381	$3,489,931

PROFESSIONALS[2]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group	12/15/15	$756,817	$412,683	$756,817	$149,519	[4]
2.	Bridgepoint Consulting	12/15/15	$673,261	$602,889	$673,261	$200,783	[4]
3.	Epiq Bankruptcy Solutions	05/22/15	$2,450,530	$252,894	$2,343,973	$131,557	[4]
4.	Kim Hinkle, Attorney at Law	12/15/15	$200,377	$119,969	$200,377	$26,971	[4]
5.	MMS Advisors					$217,600	[3]
6.	Munsch, Hardt, Kopf & Harr,P.C.	12/15/15	$1,673,802	$1,076,349	$1,673,802	$251,316	[4]
7.	Thompson & Knight LLP	12/15/15	$8,304,511	$5,837,850	$8,307,945	$1,361,766	4,5&6
8.	Tom Moran, US Trustee	12/18/15	$11,850	$11,850	$11,850	$472,750	[8]
9.	Phillips Murrah	12/15/15	$152,051	$70,006	$152,051	$12,971	[4]
10.	Smith, Jackson, Boyer & Brovard, PLLC	12/18/15	$55,199	$47,736	$55,199	$6,451	[4]
11.	Predictive Resources	11/19/15	$92,121	$92,121	$92,121	$111,348	[4]
12.	D3G/Lewis & Ellis	12/03/15	$88,912	$88,912	$88,912	$101,663	[4]
13.	Barbara Pope	12/15/15	$42,477	$42,477	$42,477	$0	[9]
14.	TOTAL PAYMENTS TO PROFESSIONALS			$8,655,736	$14,398,784	$3,044,696

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
	NAME OF CREDITOR	DUE	MONTH	POSTPETITION
1.	Pitney Bowes Global Financial Services, LLC	$5,423	$0	$0	[1]
2.	Pitney Bowes Global Financial Services, LLC	$906	$0	$0	[1]
3.	Johnnies Office Systems, Inc.	$1,055	$1,055	$0
4.	Great America Financial Services	$2,939	$2,939	$0
5.	PJC Investments, LLC	$10,000	$20,000	$0	[7]
6.	TOTAL	$20,323	$23,993	$0

[1]	These lease payments are quarterly, not monthly.
[2]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.
[3]	MMS Advisors incurred fees and expenses March 13th - May 18th in the estimated amount of $230,000.00 that are not included here since their retention has not been approved for this period of time.
[4]	Amount Paid also includes payments authorized by Fee Procedure Orders dated 8/6/15 and 10/29/15.
[5]	Amount Paid includes $1,129,446.39 paid by Life Partners Holdings, Inc.
[6]	Total Paid To Date for Thompson & Knight includes $3,434 in filing fees paid twice (at the time of filing and when the fee application was paid) which is not duplicated in Amount Approved.
[7]	Amounts Paid During Month include December and January lease payment.
[8]	Total Paid To Date excludes out-of-pocket expense reimbrusements on behalf of subsidiary debtors.
[9]	Amounts shown are for Fee Applications only and do not include subsequent employee/contractor payments.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

QUESTIONNAIRE	MONTH:	December 2015

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED

EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Questionnaire Item 5. Loans were recevied from maturities of Life Settlements per Docket 1127 related to financing.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Workers Compensation	Service Lloyds Ins. Co.	06/14/2015- 06/14/2016	$316.00 /month